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                                                                  EXHIBIT 23.4

                        INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 33-56354, 33-70632, 33-72752, 33-83956, 33-94756, 333-06733, 333-03532, and
333-06939 of HFS Incorporated (the "Company") on Form S-8 and Registrations Statement No. 333-11029, 333-11031, and 333-17453 of the Company on Form S-3 of our report dated January 12, 1996 related to the financial statements of Century 21 Region V and subsidiaries as of and for the year ended July 31, 1995.

White, Nelson & Co., LLP
Anaheim, California
March 21, 1997

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